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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 14, 1997



                            Structured Products Corp.
             (Exact name of registrant as specified in its charter)

           Delaware                     33-55860                   13-3692801
(State or Other Jurisdiction     (Commission File Number)        (IRS Employer
     of Incorporation)                                           Identification
                                                                     Number)

             Seven World Trade Center
              Room 33-130, 33rd Floor
                   New York, NY                           10048
      (Address of Principal Executive Office)          (Zip Code)


       Registrant's telephone number, including area code: (212) 783-6645


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not Applicable.

Item 5.  Other Events.

         Not Applicable.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  1. Base Trust Agreement, dated as of September 15, 1997, between Structured Products Corp. and First Trust of New York, National Association, as Trustee.

                  2. Series APA 1997-8 Supplement, dated as of September 15, 1997, between Structured Products Corp. and First Trust of New York, National Association, as Trustee.

                  3. Tax Opinion of Orrick, Herrington & Sutcliffe LLP dated September 15, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     STRUCTURED PRODUCTS CORP.



         Date: November 14, 1997                By:  /S/ TIMOTHY P. BEAULAC
                                                     --------------------------
                                                     Authorized Signatory



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                                  EXHIBIT INDEX


Exhibit                           Description

1.             Base Trust Agreement, dated as of September 15, 1994.

2. Series APA 1997-8 Supplement, dated as of September 15, 1997, between Structured Products Corp. and First Trust of New York, National Association, as Trustee.

3.             Tax Opinion of Orrick, Herrington &
               Sutcliffe LLP dated September 15, 1997.